UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2013

GEORGIA GULF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460, Atlanta, GA		30346
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events.

On January 17, 2013, Georgia Gulf Corporation (the “Company”) issued a press release announcing the pricing of the previously announced offering by Eagle Spinco Inc. (“Splitco”) of $688.0 million in aggregate principal amount of 4.625% senior notes due 2021 (the “Splitco Notes”), through a private placement. The Splitco Notes will be issued by Splitco, which is currently a subsidiary of PPG Industries, Inc. (“PPG”). As previously announced, PPG and the Company have entered into definitive agreements under which PPG will separate its commodity chemicals business and then merge it with the Company. Splitco is the new company formed by PPG to hold its commodity chemicals business. The Splitco Notes are expected to be initially issued by Splitco to PPG as partial consideration for Splitco’s acquisition of PPG’s commodity chemicals business. The closing of the offering is expected to occur on or about January 30, 2013, and is conditioned upon the consummation of the combination of the Company’s business and PPG’s commodity chemicals business. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

In addition, on January 17, 2013, the Company issued a press release announcing the pricing of the previously announced offering of its $450.0 million in aggregate principal amount of 4.875% senior notes due 2023 (the “Notes”), through a private placement. The closing of the offering is expected to occur on or about February 1, 2013. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K is not an offer to sell, or the solicitation of an offer to buy, any of the Splitco Notes or the Notes. The Splitco Notes and the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Splitco Notes and the Notes will be offered inside the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Exhibit

99.1	Press release, dated January 17, 2013

99.2	Press release, dated January 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA GULF CORPORATION

By:	/s/ Timothy Mann, Jr.
Name:	Timothy Mann, Jr.
Title:	Executive Vice President, General Counsel and Secretary

Date: January 17, 2013

EXHIBIT INDEX

Number	Exhibit

99.1	Press release, dated January 17, 2013

99.2	Press release, dated January 17, 2013